UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2006 (June 20, 2006)

Rockwell Automation, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12383 (Commission File Number)	25-1797617 (IRS Employer Identification No.)

1201 South Second Street
Milwaukee, Wisconsin  53204
(Address of Principal Executive Offices) (Zip Code)

(414) 382-8499
(Registrant’s telephone number, including area code)

777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

              On June 20, 2006, Rockwell Automation, Inc. (the “Company”) announced its plan to sell the Company’s Dodge® mechanical and Reliance Electric™ motors and motor repair services businesses. The Company’s press release dated June 20, 2006 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits
	99.1	Press release of the Company dated June 20, 2006.

(Page 2 of 4 Pages)

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC. (Registrant)
By	/s/ Douglas M. Hagerman

Douglas M. Hagerman Senior Vice President, General Counsel and Secretary

Date: June 20, 2006 (Page 3 of 4 Pages) EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company dated June 20, 2006.

(Page 4 of 4 Pages)